MERRILL LYNCH
ARKANSAS
MUNICIPAL
BOND FUND





FUND LOGO





Annual Report

July 31, 1998


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.






Merrill Lynch Arkansas
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998




TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.


Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998



Portfolio Strategy
During the six months ended July 31, 1998, our investment outlook for Merrill Lynch Arkansas Municipal Bond Fund was basically constructive. The deterioration in the Asian economies helped keep interest rates low, even in the face of strong domestic economic growth. This combination of strong growth and low inflation has kept bond yields within a rather narrow trading range over the past six months.

Issuance of new Arkansas tax-exempt municipal bonds was just over $600 million during the six-month period ended July 31, 1998. This represents an increase of more than 10% compared to the same six-month period a year ago. Additionally, the majority of new issuance in Arkansas was dominated by current coupons and lesser call protection. We do not view such securities as attractive additions to the Fund's portfolio.

Looking ahead, we expect to continue to maintain our fully invested position and our constructive portfolio strategy to seek to benefit from a lower interest rate environment. However, anticipated lack of new issuance in Arkansas may curtail our ability to execute this strategy.

Fiscal Year in Review
During the fiscal year ended July 31, 1998, total municipal issuance increased by more than 40% compared to the same period last year, while Arkansas municipal issuance increased by more than 25% over the same period. Both the tax-exempt and US Treasury markets experienced a decline in yields, although the greater increase in tax-exempt issuance resulted in municipal performance lagging that of US Treasury securities.

Given the narrow trading range of the municipal bond market, we maintained a slightly defensive strategy going into the second half of 1997. We believed that economic growth would resurge and the Federal Reserve Board would raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for US Treasury securities, causing a rally in the bond market. In response to the Asian economic crisis and the continued domestic low inflation environment, we shifted the Fund to a more aggressive position by early November 1997. We remained constructive through July 31, 1998, participating in the continued bond market rally, which brought interest rates to their recent historic lows.

Throughout the fiscal year ended July 31, 1998, we maintained the Fund's fully invested position. These strategies produced total returns of +4.79%, +4.35%, +4.16% and +4.79% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Arkansas
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



September 8, 1998



We are pleased to announce that Hugh T. Hurley III is responsible for the day-to-day management of Merrill Lynch Arkansas Municipal Bond Fund. Mr. Hurley has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and since 1993 as Assistant Vice President.




Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results*
                                                                                                    Standardized
                                                        12 Month       3 Month    Since Inception   30-Day Yield
                                                      Total Return   Total Return   Total Return   As of 7/31/98
ML Arkansas Municipal Bond Fund Class A Shares            +4.79%         +1.69%        +30.78%          3.50%
ML Arkansas Municipal Bond Fund Class B Shares            +4.35          +1.56         +28.24           3.13
ML Arkansas Municipal Bond Fund Class C Shares            +4.16          +1.53         +28.29           3.04
ML Arkansas Municipal Bond Fund Class D Shares            +4.79          +1.66         +30.88           3.40

*Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are Class A and Class B Shares, 9/30/94 and Class C and Class D Shares, 10/21/94.


Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending Values are:

                                      9/30/94**       7/98

ML Arkansas Municipal Bond Fund++--
Class A Shares*                       $ 9,600        $12,554
ML Arkansas Municipal Bond Fund++--
Class B Shares*                       $10,000        $12,724
Lehman Brothers Municipal Bond
Index++++                             $10,000        $13,591


Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending Values are:

                                    10/21/94**         7/98

ML Arkansas Municipal Bond Fund++--
Class C Shares*                       $10,000        $12,829
ML Arkansas Municipal Bond Fund++--
Class D Shares*                       $ 9,600        $12,566
Lehman Brothers Municipal Bond
Index++++                             $10,000        $13,837


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML Arkansas Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Arkansas, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds The starting date for the Index in the Class C & Class D Shares graph is 10/31/94.


Past performance is not predictive of future performance.


Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +7.48%         +3.18%
Inception (9/30/94)
through 6/30/98                            +7.47          +6.31

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/98                         +6.84%         +2.84%
Inception (9/30/94)
through 6/30/98                            +6.90          +6.67

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +6.84%         +5.84%
Inception (10/21/94)
through 6/30/98                            +7.05          +7.05

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +7.38%         +3.08%
Inception (10/21/94)
through 6/30/98                            +7.62          +6.43

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Arkansas Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
GO       General Obligation Bonds
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P      Moody's       Face                                                                                       Value
Ratings  Ratings      Amount                                Issue                                               (Note 1a)

Arkansas--80.4%
                              Arkansas State Development Finance Authority, S/F Mortgage Revenue
                              Bonds (b):
AAA      NR*         $  635     AMT, Series A, 7.30% due 3/01/2013                                               $   676
AAA      NR*            485     (Mortgage-Backed Securities Program), Series H, 6.15% due
                                7/01/2016 (f)                                                                        514

AA       NR*            500   Arkansas State Development Finance Authority, Wastewater System
                              Revenue Bonds (Revolving Loan Fund), Series A, 5.85% due 12/01/2019                    531

AA       Aa3            350   Arkansas State Refunding Bonds (Waste Disposal and Pollution), Series
                              B, 6.25% due 7/01/2020                                                                 372

NR*      A              350   Arkansas State Student Loan Authority Revenue Bonds, AMT, Sub-Series B,
                              7.25% due 6/01/2009                                                                    401

BBB+     Baa2           275   Baxter County, Arkansas, IDR, Refunding (Aeroquip-Trinova Corp. Project),
                              5.80% due 10/01/2013                                                                   293

BBB+     A3           1,000   Camden, Arkansas, Environmental Improvement Revenue Bonds (International
                              Paper Co. Project), AMT, Series A, 7.625% due 11/01/2018                             1,168

A+       NR*            500   Conway, Arkansas, Public Facilities Board, Capital Improvement Revenue
                              Bonds (Hendrix College Project), 6% due 10/01/2026                                     529

NR*      P1             200   Crosset, Arkansas, PCR (Georgia-Pacific Corp. Project), VRDN, 3.55% due
                              10/01/2007 (a)                                                                         200

AAA      Aaa            350   Fort Smith, Arkansas, Water, Sewer and Construction Revenue Refunding Bonds,
                              6% due 10/01/2012 (c)                                                                  378

AAA      Aaa            250   Independence County, Arkansas, PCR, Refunding (Arkansas Power and Light
                              Co. Project), 6.25% due 1/01/2021 (d)                                                  273

BBB+     Baa2           200   Jefferson County, Arkansas, PCR, Refunding (Arkansas Power and Light
                              Co. Project), 6.30% due 6/01/2018                                                      215

AAA      Aaa            375   Little Rock, Arkansas, Municipal Airport Revenue Refunding Bonds, 6% due
                              11/01/2014 (c)                                                                         398

AA+      Aa             500   Little Rock, Arkansas, Refunding (Capital Improvement), 6.25% due 2/01/2008            515

AAA      Aaa            400   North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series A,
                              6.50% due 7/01/2015 (c)                                                                471

BBB+     Baa2           300   Pope County, Arkansas, PCR, Refunding (Arkansas Power and Light Co. Project),
                              6.30% due 12/01/2016                                                                   323


Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's       Face                                                                                       Value
Ratings  Ratings      Amount                                Issue                                               (Note 1a)

Arkansas (concluded)
AA       Aa2         $1,000   Pulaski County, Arkansas, Health Facilities Board Revenue Bonds (Catholic
                              Health Initiatives), Series A, 5% due 12/01/2028                                   $   959

A-       NR*            500   Pulaski County, Arkansas, Hospital Revenue Bonds (Arkansas Children's
                              Hospital Project), Series A, 6.20% due 3/01/2022                                       526

AAA      Aaa            500   Saline County, Arkansas, Retirement Housing and Healthcare Facilities Board,
                              Revenue Refunding Bonds (Evangelist Lutheran Project), 5.80% due 6/01/2011 (e)         537

NR*      A1             500   University of Arkansas, Various Facility Revenue Bonds (Fayetteville Campus),
                              5% due 11/01/2022                                                                      487


Puerto Rico--17.9%


AAA      Aaa            325   Puerto Rico Commonwealth, GO, UT, 6.50% due 7/01/2004 (g)                              368

A1+      VMIG1++        500   Puerto Rico Commonwealth, Government Development Bank, Refunding, VRDN,
                              3.20% due 12/01/2015 (a)(c)                                                            500

AAA      Aaa            320   Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                              Revenue Bonds, Series T, 6.625% due 7/01/2002 (g)                                      354

BBB+     Baa1           500   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series EE,
                              4.75% due 7/01/2024                                                                    467

AAA      Aaa            500   Puerto Rico Public Buildings Authority Revenue Bonds (Guaranteed Government
                              Facilities), Series B, 5% due 7/01/2027 (e)                                            489

Total Investments (Cost--$11,148)--98.3%                                                                          11,944

Other Assets Less Liabilities--1.7%                                                                                  205
                                                                                                                 -------
Net Assets--100.0%                                                                                               $12,149
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(b)GNMA Collateralized.
(c)MBIA Insured.
(d)FSA Insured.
(e)AMBAC Insured.
(f)FNMA Collateralized.
(g)Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1998
Assets:             Investments, at value (identified cost--$11,147,798) (Note 1a)                          $ 11,944,219
                    Cash                                                                                          72,399
                    Interest receivable                                                                          153,761
                    Deferred organization expenses (Note 1e)                                                      14,395
                    Prepaid registration fees and other assets (Note 1e)                                          15,232
                                                                                                            ------------
                    Total assets                                                                              12,200,006
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                         $     11,406
                      Dividends to shareholders (Note 1f)                                         7,980
                      Distributor (Note 2)                                                        3,743
                      Investment adviser (Note 2)                                                 1,104           24,233
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        26,472
                                                                                                            ------------
                    Total liabilities                                                                             50,705
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 12,149,301
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $     30,358
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   61,168
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   11,239
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   10,871
                    Paid-in capital in excess of par                                                          11,306,543
                    Accumulated realized capital losses on investments--net                                      (44,914)
                    Accumulated distributions in excess of realized capital gains on
                    investments--net (Note 1f)                                                                   (22,385)
                    Unrealized appreciation on investments--net                                                  796,421
                                                                                                            ------------
                    Net assets                                                                              $ 12,149,301
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $3,246,262 and 303,581 shares of
                    beneficial interest outstanding                                                         $      10.69
                                                                                                            ============
                    Class B--Based on net assets of $6,538,878 and 611,677 shares of
                    beneficial interest outstanding                                                         $      10.69
                                                                                                            ============
                    Class C--Based on net assets of $1,201,922 and 112,390 shares of
                    beneficial interest outstanding                                                         $      10.69
                                                                                                            ============
                    Class D--Based on net assets of $1,162,239 and 108,705 shares of
                    beneficial interest outstanding                                                         $      10.69
                                                                                                            ============

                    See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $    640,706
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                    $       63,127
                    Professional fees                                                            54,624
                    Account maintenance and distribution fees--Class B (Note 2)                  35,285
                    Printing and shareholder reports                                             27,282
                    Amortization of organization expenses (Note 1e)                              12,362
                    Accounting services (Note 2)                                                 10,963
                    Registration fees (Note 1e)                                                  10,624
                    Account maintenance and distribution fees--Class C (Note 2)                   6,694
                    Transfer agent fees--Class B (Note 2)                                         3,882
                    Pricing fees                                                                  2,600
                    Custodian fees                                                                1,597
                    Account maintenance fees--Class D (Note 2)                                    1,069
                    Transfer agent fees--Class A (Note 2)                                           959
                    Trustees' fees and expenses                                                     652
                    Transfer agent fees--Class C (Note 2)                                           545
                    Transfer agent fees--Class D (Note 2)                                           463
                                                                                           ------------
                    Total expenses before reimbursement                                         232,728
                    Reimbursement of expenses (Note 2)                                          (52,178)
                                                                                           ------------
                    Total expenses after reimbursement                                                           180,550
                                                                                                            ------------
                    Investment income--net                                                                       460,156
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                             37,606
Unrealized          Change in unrealized appreciation on investments--net                                         (5,006)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $    492,756
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $    460,156     $    500,291
                    Realized gain on investments--net                                            37,606           89,647
                    Change in unrealized appreciation on investments--net                        (5,006)         304,799
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                        492,756          894,737
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                   (97,870)         (78,970)
Shareholders          Class B                                                                  (274,166)        (336,828)
(Note 1f):            Class C                                                                   (42,239)         (34,323)
                      Class D                                                                   (45,881)         (50,170)
                    Realized gain on investments--net:
                      Class A                                                                    (5,546)              --
                      Class B                                                                   (24,787)              --
                      Class C                                                                    (3,803)              --
                      Class D                                                                    (3,470)              --
                    In excess of realized gain on investments--net:
                      Class A                                                                    (3,301)              --
                      Class B                                                                   (14,755)              --
                      Class C                                                                    (2,264)              --
                      Class D                                                                    (2,065)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                              (520,147)        (500,291)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from beneficial
Interest            interest transactions                                                       998,869         (261,170)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase in net assets                                                971,478          133,276
                    Beginning of year                                                        11,177,823       11,044,547
                                                                                           ------------     ------------
                    End of year                                                            $ 12,149,301     $ 11,177,823
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                                Class A
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                       Sept. 30,
from information provided in the financial statements.                                                          1994++ to
                                                                                For the Year Ended July 31,      July 31,
Increase (Decrease) in Net Asset Value:                                         1998       1997        1996        1995
Per Share           Net asset value, beginning of period                      $  10.72   $  10.34    $  10.29   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .47        .52         .55        .50
                    Realized and unrealized gain on investments--net               .03        .38         .05        .29
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .50        .90         .60        .79
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.47)      (.52)       (.55)      (.50)
                      Realized gain on investments--net                           (.04)        --          --         --
                      In excess of realized gain on investments--net              (.02)        --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.53)      (.52)       (.55)      (.50)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.69   $  10.72    $  10.34   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           4.79%      8.94%       5.94%      8.13%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                               1.18%       .83%        .49%       .11%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.63%      1.92%       3.17%      2.32%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.38%      4.96%       5.28%      5.94%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  3,246   $  1,781    $  1,710   $  2,251
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          61.45%     41.07%      28.82%     28.64%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                               Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                      Sept. 30,
from information provided in the financial statements.                                                         1994++ to
                                                                                For the Year Ended July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                         1998       1997        1996       1995
Per Share           Net asset value, beginning of period                      $  10.71   $  10.34    $  10.29   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .42        .46         .50        .46
                    Realized and unrealized gain on investments--net               .04        .37         .05        .29
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .46        .83         .55        .75
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.42)      (.46)       (.50)      (.46)
                      Realized gain on investments--net                           (.04)        --          --         --
                      In excess of realized gain on investments--net              (.02)        --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.48)      (.46)       (.50)      (.46)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.69   $  10.71    $  10.34   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           4.35%      8.29%       5.39%      7.68%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                               1.70%      1.34%       1.00%       .63%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     2.16%      2.44%       3.69%      2.83%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       3.89%      4.46%       4.77%      5.41%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  6,539   $  7,527    $  7,573   $  8,145
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          61.45%     41.07%      28.82%     28.64%
                                                                              ========   ========    ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                               Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                                 For the Year Ended July 31,    July 31,
Increase (Decrease) in Net Asset Value:                                         1998       1997         1996      1995
Per Share           Net asset value, beginning of period                      $  10.72   $  10.34    $  10.30   $   9.92
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .41        .46         .49        .41
                    Realized and unrealized gain on investments--net               .03        .38         .04        .38
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .44        .84         .53        .79
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.41)      (.46)       (.49)      (.41)
                      Realized gain on investments--net                           (.04)        --          --         --
                      In excess of realized gain on investments--net              (.02)        --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.47)      (.46)       (.49)      (.41)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.69   $  10.72    $  10.34   $  10.30
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           4.16%      8.29%       5.19%      8.13%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                               1.80%      1.44%       1.11%       .85%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     2.25%      2.51%       3.81%      2.90%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       3.79%      4.36%       4.68%      5.00%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,202   $    843    $    681   $    558
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          61.45%     41.07%      28.82%     28.64%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                               Class D
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                                         1994++ to
                                                                                For the Year Ended July 31,     July 31,
Increase (Decrease) in Net Asset Value:                                         1998       1997        1996       1995
Per Share           Net asset value, beginning of period                      $  10.71   $  10.34    $  10.29   $   9.92
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .46        .51         .54        .46
                    Realized and unrealized gain on investments--net               .04        .37         .05        .37
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .50        .88         .59        .83
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.46)      (.51)       (.54)      (.46)
                      Realized gain on investments--net                           (.04)        --          --         --
                      In excess of realized gain on investments--net              (.02)        --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.52)      (.51)       (.54)      (.46)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  10.69   $  10.71    $  10.34   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           4.79%      8.73%       5.84%      8.54%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                               1.29%       .92%        .60%       .29%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.74%      2.03%       3.31%      2.37%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.29%      4.87%       5.18%      5.64%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  1,162   $  1,027    $  1,081   $    723
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          61.45%     41.07%      28.82%     28.64%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Arkansas Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing portfolio holdings or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998



2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1998, FAM earned fees of $63,127, of which $52,178 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account      Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $ 48         $  611
Class D                                  $420         $3,480


For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $18,160 and $1,286 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $7,011,891 and $6,769,670, respectively.

Net realized gains for the year ended July 31, 1998 and net unrealized gains as of July 31, 1998 were as follows:


                                     Realized     Unrealized
                                       Gains         Gains

Long-term investments                 $37,606      $ 796,421
                                      -------      ---------
Total                                 $37,606      $ 796,421
                                      =======      =========


As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $796,421, all of which related to appreciated securities. The aggregate cost of investments at July
31, 1998 for Federal income tax purposes was $11,147,798.



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998



NOTES TO FINANCIAL STATEMENTS (concluded)

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $998,869 and $(261,170) for the years ended July 31, 1998 and July 31, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           171,813    $ 1,840,104
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,902         52,499
                                    ---------    -----------
Total issued                          176,715      1,892,603
Shares redeemed                       (39,318)      (419,167)
                                    ---------    -----------
Net increase                          137,397    $ 1,473,436
                                    =========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            35,203    $   367,600
Shares issued to shareholders
in reinvestment of dividends            1,402         14,641
                                    ---------    -----------
Total issued                           36,605        382,241
Shares redeemed                       (35,841)      (373,351)
                                    ---------    -----------
Net increase                              764    $     8,890
                                    =========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            41,745    $   446,670
Shares issued to shareholders
in reinvestment of dividends
and distributions                       9,094         97,266
                                    ---------    -----------
Total issued                           50,839        543,936
Shares redeemed                      (141,770)    (1,516,844)
                                    ---------    -----------
Net decrease                          (90,931)   $  (972,908)
                                    =========    ===========



Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            74,005    $   772,339
Shares issued to shareholders
in reinvestment of dividends            9,799        102,192
                                    ---------    -----------
Total issued                           83,804        874,531
Shares redeemed                      (113,809)    (1,184,832)
                                    ---------    -----------
Net decrease                          (30,005)   $  (310,301)
                                    =========    ===========



Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            42,286    $   450,449
Shares issued to shareholders
in reinvestment of dividends
and distributions                       4,009         42,904
                                    ---------    -----------
Total issued                           46,295        493,353
Shares redeemed                       (12,517)      (133,300)
                                    ---------    -----------
Net increase                           33,778    $   360,053
                                    =========    ===========



Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            13,218    $   136,944
Shares issued to shareholders
in reinvestment of dividends            2,985         31,157
                                    ---------    -----------
Total issued                           16,203        168,101
Shares redeemed                        (3,473)       (36,684)
                                    ---------    -----------
Net increase                           12,730    $   131,417
                                    =========    ===========



Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            15,871    $   170,444
Shares issued to shareholders
in reinvestment of dividends
and distributions                       2,427         25,954
                                    ---------    -----------
Total issued                           18,298        196,398
Shares redeemed                        (5,458)       (58,110)
                                    ---------    -----------
Net increase                           12,840    $   138,288
                                    =========    ===========



Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                             3,819    $    39,700
Shares issued to shareholders
in reinvestment of dividends            2,932         30,581
                                    ---------    -----------
Total issued                            6,751         70,281
Shares redeemed                       (15,461)      (161,457)
                                    ---------    -----------
Net decrease                           (8,710)   $   (91,176)
                                    =========    ===========



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Arkansas Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Arkansas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period September 30, 1994 (commencement of operations) to July 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Arkansas Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 9, 1998
</AUDIT-REPORT>



Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Arkansas Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable ordinary income and capital gains distributions paid by the Fund during the year:

                                          Short-Term   Long-Term
 Record       Payable         Ordinary     Capital      Capital
  Date          Date           Income       Gains        Gains

12/19/97      12/31/97       $.001141     $.007979     $.050391*

[FN]
*Of this long-term capital gain distribution, 100% is subject to the 28% tax rate.

Please retain this information for your records.





Merrill Lynch Arkansas Municipal Bond Fund
July 31, 1998


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863